Exhibit 10.4

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

GULF UNITED ENERGY, INC.

Gulf United Energy, Inc., a corporation organized and existing under and by virtue of the laws of the State of Nevada (the “Corporation”), does hereby certify as follows:

1.	These Amended and Restated Articles of Incorporation have been duly approved by the Written Consent of the Board of Directors of the Corporation in lieu of a meeting, dated March 12, 2010.

2.
In accordance with the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes, these Amended and Restated Articles were approved and adopted at a special meeting of the Corporation’s shareholders, held June 1, 2010, by the holders of a majority of the Corporation’s issued and outstanding common stock.

3.	The Articles of Incorporation of the Corporation heretofore amended and/or supplemented are hereby restated, integrated and further amended to read in its entirety as follows:

ARTICLE I

Name.  The name of the corporation is “Gulf United Energy, Inc.” (hereinafter, the “Corporation”).

ARTICLE II

Period of Duration.  The period of duration of the Corporation is perpetual.

ARTICLE III

Purposes and Powers.  The purpose for which the Corporation is organized is to engage in any and all lawful business.

ARTICLE IV

Common Capitalization.  The Corporation shall have the authority to issue 700,000,000 shares of common voting stock having a par value of $0.001 per share.  All common voting stock of the Corporation shall be of the same class and shall have the same rights and preferences.  Fully paid stock of the Corporation shall not be liable for further call or assessment.  The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

Preferred Capitalization.  The Corporation shall have the authority to issue 50,000,000 shares of blank check preferred stock par value $0.001 per share (“Preferred Stock”).  Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation prior to the issuance of any shares thereof.  Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

ARTICLE V

Directors.  The Corporation shall be governed by a Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of the Corporation, providing that the number of directors shall not be reduced to fewer than one (1) director.

ARTICLE VI

Control Share Acquisitions.  The provisions of NRS 78.378 to 78.3793, inclusive, are not applicable to the Corporation.

ARTICLE VII

Written Consent to Action by Shareholders.  Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.
ARTICLE VIII

Indemnification of Directors and Executive Officers.  To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.

AMENDED AND RESTATED
BYLAWS
OF
GULF UNITED ENERGY, INC.

TABLE OF CONTENTS

ARTICLE I – OFFICES
1.1 Business Office
1.2 Registered office

ARTICLE II – SHARES AND TRANSFER THEREOF
2.1 Regulation
2.2 Certificates for Shares
2.3 Cancellation of Certificates
2.4 Lost, Stolen or Destroyed Certificates
2.5 Transfer of Shares
2.6 Transfer Agent
2.7 Close of Transfer Book and Record Date

ARTICLE III – SHAREHOLDERS AND MEETINGS THEREOF
3.1 Shareholders of Record
3.2 Meetings
3.3 Annual Meetings
3.4 Special Meetings
3.5 Notice
3.6 Meeting of all Shareholder
3.7 Voting Record
3.8 Quorum
3.9 Manner of Acting
3.10 Proxies
3.11 Voting of Shares
3.12 Voting of Shares by Certain Holders
3.13 Consent to Action by Shareholder
3.14 Organization
3.15 Cumulative Voting
3.16 Shareholder Proposals
3.17 Adjournment

ARTICLE IV – DIRECTORS, POWERS AND MEETINGS
4.1 Board of Directors
4.2 Regular Meetings
4.3 Special Meetings
4.4 Notice
4.5 Participation by Electronic Means
4.6 Quorum and Manner of Acting
4.7 Organization

4.8 Presumption of Assent
4.9 Informal Action by Directors
4.10 Vacancies
4.11 Compensation
4.12 Removal of Directors
4.13 Resignations
4.14 General Powers
4.15 Committees

ARTICLE V – OFFICERS
5.1 Term and Compensation
5.2 Powers
5.3 Compensation
5.4 Delegation of Duties
5.5 Bonds
5.6 Removal

ARTICLE VI – FINANCE
6.1 Reserve Fund
6.2 Banking

ARTICLE VII – DIVIDENDS

ARTICLE VIII – CONTRACTS, LOANS AND CHECKS
8.1 Execution of Contracts
8.2 Loans
8.3 Checks
8.4 Deposits
8.5 General and Special Bank Accounts

ARTICLE IX – FISCAL YEAR

ARTICLE X – AMENDMENTS

ARTICLE XI – EXECUTIVE COMMITTEE
11.1 Appointment
11.2 Authority
11.3 Tenure and Qualifications
11.4 Meetings
11.5 Quorum
11.6 Informal Action by Executive Committee
11.7 Vacancies
11.8 Resignations and Removal
11.9 Procedure

ARTICLE XII – INDEMNIFICATION
12.1 Indemnification in Actions by Third Parties
12.2 Indemnification in Actions by or on Behalf of the Corporation
12.3 Advance of Expenses
12.4 Insurance

CERTIFICATE

ARTICLE I
OFFICES

1.1           Business Office.  The principal office and place of business of the corporation shall be within or without of the state as determined by the Board of Directors.  Other offices and places of business may be established from time to time by resolution of the Board of Directors or as the business of the corporation may require.

1.2           Registered Office.  The registered office of the corporation, required by the Nevada Business Corporation Act to be maintained in the State of Nevada, may be, but need not be, identical with any principal office in the State of Nevada, and the address of the registered office may be changed from time to time by the Board of Directors.

ARTICLE II
SHARES AND TRANSFER THEREOF

2.1           Regulation.  The Board of Directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

2.2           Certificates for Shares.  Certificates representing shares of the corporation shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the Chairman or Vice Chairman of the Board of Directors or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary; provided that any or all of the signatures may be facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or its employee. Each certificate shall state the name of the corporation, the fact that the corporation is organized or incorporated under the laws of the State of Nevada, the name of the person to whom issued, the date of issue, the class (or series of any class), the number of shares represented thereby and the par value of the shares represented thereby or a statement that such shares are without par value. A statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the corporation shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge. Each certificate shall be otherwise in such form as may be prescribed by the Board of Directors and as shall conform to the rules of any stock exchange on which the shares may be listed. The corporation shall not issue certificates representing fractional shares and shall not be obligated to make any transfers creating a fractional interest in a share of stock. The corporation may issue scrip in lieu of any fractional shares, such scrip to have terms and conditions specified by the Board of Directors.

2.3           Cancellation of Certificates.  All certificates surrendered to the corporation for transfer shall be cancelled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and cancelled, except as herein provided with respect to lost, stolen or destroyed certificates.

2.4           Lost, Stolen or Destroyed Certificates.  Any shareholder claiming that his certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of the fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation (the necessity for such bond and the amount required to be determined by the President and Treasurer of the corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

2.5           Transfer of Shares.  Subject to the terms of any shareholder agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed, with signatures guaranteed, and payment of all taxes and transfer fees therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Nevada.

2.6           Transfer Agent.  Unless otherwise specified by the Board of Directors by resolution, the Secretary of the corporation shall act as transfer agent of the certificates representing the shares of stock of the corporation. He shall maintain a stock transfer book, the stubs in which shall set forth among other things, the names and addresses of the holders of all issued shares of the corporation, the number of shares held by each, the certificate numbers representing such shares, the date of issue of the certificates representing such shares, and whether or not such shares originate from original issue or from transfer. Subject to Section 3.7, the names and addresses of the shareholders as they appear on the stubs of the stock transfer book shall be conclusive evidence as to who are the shareholders of record and as such entitled to receive notice of the meetings of shareholders; to vote at such meetings; to examine the list of the shareholders entitled to vote at meetings; to receive dividends; and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Each shareholder shall be responsible for notifying the Secretary in writing of any change in his name or address and failure so to do will relieve the corporation, its directors, officers and agents, from liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing on the stub of the stock transfer book.

2.7           Close of Transfer Book and Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, sixty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of, or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

ARTICLE III
SHAREHOLDERS AND MEETINGS THEREOF

3.1           Shareholders of Record.  Only shareholders of record on the books of the corporation shall be entitled to be treated by the corporation as holders in fact of the shares standing in their respective names, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, any shares on the part of any other person, firm or corporation, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Nevada.

3.2           Meetings.  Meetings of shareholders shall be held at the principal of office of the corporation, or at such other place as specified from time to time by the Board of Directors. If the Board of Directors shall specify another location such change in location shall be recorded on the notice calling such meeting.

3.3           Annual Meeting.  The annual meeting of shareholders of the corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such time as may be determined by the Board of Directors by resolution in conformance with Nevada law. If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

3.4           Special Meetings.  Special meetings of shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President, the Chief Executive Officer or the Board of Directors.

3.5           Notice.  Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered unless otherwise prescribed by statute not less than ten days nor more than sixty days before the date of the meeting, either personally, by mail, facsimile, internet or email, by or at the direction of the President, the Secretary, or the officer or person calling the meeting to each shareholder of record entitled to vote at such meeting. Any shareholder may waive notice of any meeting. Notice to shareholders of record, if mailed, shall be deemed given as to any shareholder of record, when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid, but if three successive letters mailed to the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary, until another address for such shareholder is made known to the corporation.  Notice to shareholders of record, if sent  by facsimile, internet or email, shall be deemed given as to any shareholder of record, when deposited sent, addressed to the shareholder at the address as it appears on the stock transfer books of the corporation, but if three successive transmission of the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary, until another address for such shareholder is made known to the corporation.

3.6           Meeting of All Shareholders.  If all of the shareholders shall meet at any time and place, either within or without the State of Nevada, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

3.7           Voting Record.  The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. The record, for a period of ten days prior to such meeting, shall be kept on file either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, whether within or without the State of Nevada, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting for the purposes thereof. The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

3.8           Quorum.  A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, except as otherwise provided by the Nevada Business Corporation Act and the Articles of Incorporation, as amended. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting, or in the absence therefrom the officer presiding over the meeting may adjourn the meeting to another place and time, without any further notice. At such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

3.9           Manner of Acting.  If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation or these Bylaws.

3.10           Proxies.  At all meetings of shareholders a shareholder may vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy.  The attendance at a meeting of a shareholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

3.11           Voting of Shares.  Unless otherwise provided by these Bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

3.12           Voting of Shares by Certain Holders.  Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such other corporation may determine. Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court appointed guardian or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred. Neither shares of its own stock belonging to this corporation, nor shares of its own stock held by it in a fiduciary capacity, nor shares of its own stock held by another corporation if the majority of shares entitled to vote for the election of directors of such corporation is held by this corporation may be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time. Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been irrevocably deposited or set aside to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

3.13           Consent to Action by Shareholders.  Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the affirmative vote by the holders of the majority of the shares Corporation's common stock.

3.14           Organization.  Such person as the Board of Directors may have designated or, in the absence of such a person, the highest ranking officer of the Corporation who is present shall call to order any meeting of the shareholders, determine the presence of a quorum, and act as chairman of the meeting.  In the absence of the Secretary or an Assistant Secretary of the Corporation, the chairman shall appoint someone to act as the secretary of the meeting.

3.15           Cumulative Voting.  No shareholder shall be permitted to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principal among any number of candidates.

3.16           Shareholder Proposals.  Shareholders who intend to nominate person to the Board of Directors or propose any other action at an annual meeting of the shareholders must timely notify the Secretary of the Corporation of such intent.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the date of such meeting; provided, however, that in the event that less than 75 days’ notice of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 15th day following the date on such notice of the date of the annual meeting was mailed.  Such notice must be in writing and must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of the shareholder proposing such business; (iii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business.  The Board of Directors reserves the right to refuse to submit any proposal to shareholder at an a annual meeting if, in its judgment, the information provided in the notice in inaccurate or incomplete.

3.17           Adjournment.  When the shareholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the shareholders may transact any business which they may have transacted at the original meeting.  If the adjournment is for more than 30 days, or if after the adjournment, the Board of Directors or a committee of the Board of Directors shall give notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

ARTICLE IV
DIRECTORS, POWERS AND MEETINGS

4.1           Board of Directors.  The business and affairs of the corporation shall be managed by a board of not less than one (1) nor more than ten (10) directors. Directors need not be shareholders of the corporation or residents of the State of Nevada and who shall be elected at the annual meeting of shareholders or some adjournment thereof. Directors shall hold office until the next succeeding annual meeting of shareholders and until their successors shall have been elected and shall qualify. The Board of Directors may increase or decrease, to not less than one (1), nor more than ten (10), the number of directors by resolution.

4.2           Regular Meetings.  A regular, annual meeting of the Board of Director's shall be held at the same place as, and immediately after, the annual meeting of shareholders, and no notice shall be required in connection therewith. The annual meeting of the Board of Directors shall be for the purpose of electing officers and the transaction of such other business as may come before the meeting. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

4.3           Special Meetings.  Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them.

4.4           Notice.  Written notice of any special meeting of directors shall be given as follows:

(a)           By mail or email to each director at his business address at least three days prior to the meeting; or

(b)           By personal delivery or telegram at least twenty- four hours prior to the meeting to the business address of each director, or in the event such notice is given on a Saturday, Sunday or holiday, to the residence address of each director. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by email such notice shall be deemed to be delivered when the email is sent. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

4.5           Participation by Electronic Means.  Except as may be otherwise provided by the Articles of Incorporation or Bylaws, members of the Board of Directors or any committee designated by such Board may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

4.6           Quorum and Manner of Acting.  A quorum at all meetings of the Board of Directors shall consist of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the laws of the State of Nevada or by the Articles of Incorporation or these Bylaws.

4.7           Organization.  The Board of Directors shall elect a chairman to preside at each meeting of the Board of Directors. The Board of Directors shall elect a Secretary to record the discussions and resolutions of each meeting.

4.8           Presumption of Assent.  A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

4.9           Informal Action By Directors.  Any action required or permitted to be taken by the Board of Directors, or a committee thereof, at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members entitled to vote with respect to the subject matter thereof.

4.10           Vacancies.  Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and shall hold such office until his successor is duly elected and shall qualify. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting, or at a special meeting of shareholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office only until the next election of directors by the shareholders.

4.11           Compensation.  By resolution of the Board of Directors and irrespective of any personal interest of any of the members, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

4.12           Removal of Directors.  Any director or directors of the corporation may be removed at any time, with or without cause, in the manner provided in the Nevada Business Corporation Act.

4.13           Resignations.  A director of the corporation may resign at any time by giving written notice to the Board of Directors, President or Secretary of the corporation. The resignation shall take effect upon the date of receipt of such notice, or at any later period of time specified therein. The acceptance of such resignation shall not be necessary to make it effective, unless the resignation requires it to be effective as such.

4.14           General Powers.  The business and affairs of the corporation shall be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders. The directors shall pass upon any and all bills or claims of officers for salaries or other compensation and, if deemed advisable, shall contract with officers, employees, directors, attorneys, accountants, and other persons to render services to the corporation.

4.15           Committees.  The Board of Directors may designate, by a vote of a majority of the directors then in office, committees of the Board.  The committees shall serve at the pleasure of the Board and shall posses such lawfully delegable powers and duties as the Board may confer.  Each committee shall keep regular minutes of its proceedings and report the same ot he Board when required.

ARTICLE V
OFFICERS

5.1           Term and Compensation.  The elective officers of the corporation shall consist of at least a President, a Secretary, a Treasurer, and other officers as the Board of Directors may designate and elect from time to time. Unless removed in accordance with procedures established by law and these Bylaws, the said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and shall qualify. Any number of offices may be held by the same person at the same time. The Board may elect or appoint such other officers and agents as it may deem advisable, who shall hold office during the pleasure of the Board.

5.2           Powers.  The officers of the corporation shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors.

(a)           The President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside, when present, at all meetings of the shareholders and of the Board of Directors unless a different chairman of such meetings is elected by the Board of Directors.

(b)           In the absence or disability of the President, the Vice-President or Vice-Presidents, if any, in order of their rank as fixed by the Board of Directors, and if not ranked, the Vice Presidents in the order designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on the President. Each Vice-President shall have such other powers and perform such other duties as may from time to time be assigned to him by the President or the Board of Directors.

(c)           The Secretary shall keep accurate minutes of all meetings of the shareholders and the Board of Directors unless a different Secretary of such meetings is elected by the Board of Directors. He shall keep, or cause to be kept a record of the shareholders of the corporation and shall be responsible for the giving of notice of meetings of the shareholders or the Board of Directors. The Secretary shall be custodian of the records and of the seal of the corporation and shall attest the affixing of the seal of the corporation when so authorized. The Secretary or Assistant Secretary shall sign all stock certificates, as described in Section 2.2 hereof. The Secretary shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the President or the Board of Directors.

(d)           An Assistant Secretary may, at the request of the Secretary, or in the absence or disability of the Secretary, perform all of the duties of the Secretary. He shall perform such other duties as may be assigned to him by the President or by the secretary.

(e)           The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the money, funds, valuable papers and documents of the corporation. He shall keep accurate books of accounts of the corporation's transactions, which shall be the property of the corporation, and shall render financial reports and statements of condition of the corporation when so requested by the Board of Directors or President. The Treasurer shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the President or the Board of Directors. In the absence or disability of the President and Vice-President or Vice-Presidents, the Treasurer shall perform the duties of the President.

(f)           An Assistant Treasurer may, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all of the duties of the Treasurer. He shall perform such other duties as may be assigned to him by the President or by the Treasurer.

5.3           Compensation.  All officers of the corporation may receive salaries or other compensation if so ordered and fixed by the Board of Directors. The Board of Directors shall have authority to fix salaries in advance for stated periods or render the same retroactive as the Board may deem advisable.

5.4           Delegation of Duties.  In the event of absence or inability of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, director or person whom it may select.

5.5           Bonds.  If the Board of Directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

5.6           Removal.  Any officer or agent may be removed by the Board of Directors with or without cause. Election or appointment of an officer or agent shall not, of itself, create contract rights.

ARTICLE VI
FINANCE

6.1           Reserve Funds.  The Board of Directors, in its uncontrolled discretion, may set aside from time to time, out of the net profits or earned surplus of the corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the corporation, and for any other purpose.

6.2           Banking.  The moneys of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies, as the Board of Directors shall designate, and may be drawn out only on checks signed in the name of the corporation by such person or persons as the Board of Directors, by appropriate resolution, may direct. Notes and commercial paper, when authorized by the Board, shall be signed in the name of the corporation by such officer or officers or agent or agents as shall thereunto be authorized from time to time.

ARTICLE VII
DIVIDENDS

Subject to the provisions of the Articles of Incorporation and the laws of the State of Nevada, the Board of Directors may declare dividends whenever, and in such amounts, as in the Board's opinion the condition of the affairs of the corporation shall render such advisable.

ARTICLE VIII
CONTRACTS, LOANS AND CHECKS

8.1           Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation.  The Board of Directors may make such authorization general or special.

8.2           Loans.  Unless the Board of Directors has authorized such action, no officer or agent of the Corporation shall contract for a loan on behalf of the Corporation or issue any evidence of indebtedness in the Corporation's name.

8.3           Drafts.  The President, any Vice President, the Treasurer, any Assistant Treasurer, and such other persons as the Board of Directors shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Corporation.

8.4            Deposits.  The Treasurer shall deposit all funds of the Corporation not otherwise employed in such banks, trust companies, or other depositories as the Board of Directors may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board of Directors has delegated such power may select.  For the purpose of deposit and collection for the account of the Corporation, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Corporation whom the Board of Directors has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Corporation.

8.5           General and Special Bank Accounts.  The Board of Directors may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board of Directors may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board of Directors has delegated such power may select.  The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE IX
FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE X
AMENDMENTS

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by a majority of the Directors present at any meeting of the Board of Directors of the corporation at which a quorum is present.

ARTICLE XI
EXECUTIVE COMMITTEE

11.1           Appointment.  The Board of Directors by resolution adopted by a majority of the full Board, may designate two or more of its members to constitute an executive committee. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

11.2           Authority.  The executive committee, when the Board of Directors is not in session shall have and may exercise all of the authority of the Board of Directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee and except also that the executive committee shall not have the authority of the Board of Directors in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof, or amending the Bylaws of the corporation.

11.3           Tenure and Qualifications.  Each member of the executive committee shall hold office until the next regular annual meeting of the Board of Directors following his designation.

11.4           Meetings.  Regular meetings of the executive committee may be held without notice at such time and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to the member of the executive committee at his business address. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.  The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting thereof held next after the proceedings shall have been taken.

11.5           Quorum.  A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

11.6           Informal Action by Executive Committee.  Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the committee entitled to vote with respect to the subject matter thereof.

11.7           Vacancies.  Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full Board of Directors.

11.8           Resignations and Removal.  Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the President or Secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

11.9           Procedure.  The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws.

ARTIICLE XII
INDEMNIFICATION

12.1           Indemnification in actions by third parties.  Subject to the limitations of law, if any, the corporation shall have the power to indemnify any director, officer, employee and agent of the corporation who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of to procure a judgment in its favor) against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, provided that the Board shall find that the director, officer, employee or agent acted in good faith and in a manner which such person reasonably believed in the best interests of the corporation and, in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful.  The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere shall not, of itself create a presumption that such person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that such person had reasonable cause to believe such person’s conduct was unlawful.

12.2           Indemnification in actions by or on behalf of the Corporation.  Subject to the limitations of law, if any, the Corporation shall have the power to indemnify any director, officer, employee and agent of the corporation who was or is threatened to be made a party to any threatened, pending or completed legal action by or in the right of the Corporation to procure a judgment in its favor, against expenses actually and reasonable incurred by such person in connection with the defense or settlement, if the Board of Directors determine that such person acted in good faith, in a manner such person believed to be in the best interests of the Corporation and with such care, including reasonable inquiry, as an ordinarily, prudent person would use under similar circumstances.

12.3           Advance of Expenses.  Expenses incurred in defending any proceeding may be advanced by the Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the officer, director, employee or agent to repay such amount unless it shall be determined ultimately that the officer or director is entitled to be indemnified as authorized by this Article.

12.4           Insurance.  The corporation shall have power to purchase and maintain insurance on behalf of any officer, director, employee or agent of the Corporation against any liability asserted against or incurred by the officer, director, employee or agent in such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify the officer, or director, employee or agent against such liability under the provisions of this Article.

CERTIFICATE

I hereby certify that the foregoing Amended and Restated Bylaws constitute the Bylaws of Gulf United Energy, Inc., adopted by the Board of Directors of the corporation as of the 31st day of March, 2010.

_______________________________
Don W. Wilson